Preliminary Results and Strategy Update Results for the year ended 31 March 2012 14 June 2012

Agenda Overview and outlook Charles Dunstone, Chairman CPW Europe Virgin Mobile France Roger Taylor, Chief Executive Officer Geoffroy Roux de Bezieux, Chairman of Virgin Mobile France Financials for 2011-12 Guidance for 2012-13 Nigel Langstaff, Chief Financial Officer Global Connect Roger Taylor, Chief Executive Officer

Overview and outlook Charles Dunstone, Chairman

2011-12 significant group structural changes • Disposal of Best Buy Mobile for £838m, £1.72 per share returned to shareholders • Closure of Best Buy UK ‘Big Box’ trial stores • Launch of Global Connect CPW Europe • EBIT of £135.0m (2011: £134.6m) • In line with expectations despite challenging environment Virgin Mobile France • Revenue growth of 19% to £390m (2011: £328m) • Migration to Full MVNO model Group • Final dividend of 3.25p taking the full year dividend to 5p per share An eventful year Robust performance in a challenging environment

• Renewed focus of core CPW proposition • Smartphone penetration into prepay market • Continued roll-out of Wireless World stores CPW Europe • Full MNVO migration • Focus on postpay base and revenue growth Virgin Mobile France • China opportunity • Developing plans for new territories Global Connect Outlook “Both opportunities and challenges in the short-term, confident of our strategic positioning in the long-term”

CPW Europe Roger Taylor, Chief Executive Officer

Group structure CPW Europe 50% Virgin Mobile France 47% Property, cash, loans receivable Global Connect • 2,393 stores across 8 European countries • 392 Wireless World stores • Online channels • Largest MVNO in France • 1.9m subscribers • 70% of base is postpay • Four freehold properties in UK valued at £74m • Cash of £103m • Loans receivable from Virgin Mobile France of £24m • Profit share agreement with Best Buy • 20% China & Mexico • 50% New Territories • £25m consultancy fee over five years

Review of the year for CPW Europe Maintained profits year-on-year despite unforeseen headwinds + - Wireless World 18 to 24 month contracts Net Promoter Score Weak prepay Non-cellular ARPU pressure Postpay growth Consumer environment Network terms

Weak prepay market affecting H2 2011-12 and H1 2012-13 But reason for optimism as the year progresses • Lack of keenly priced smartphones • Reduced subsidies due to MTR cuts • UK market down 30% / 40% (H2 FY12) Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 2010-11 2011-12 Prepay volumes down 30% / 40% from Oct 2011 onwards Source: GFK UK prepay market volumes

H2 2012-13 some transformation Opportunity for CPW to own the quality and upgrade prepay market Nokia Lumia 710 Blackberry Curve 9300 Samsung Galaxy Ace 2 Hauwei Y range • Sub £100 smartphones • Less than 40% of Western Europe has a smartphone

Postpay: market dynamics Move to high-end smartphones during 2011-12 Two manufacturers currently provide 64% of postpay handsets in the UK UK postpay market share by handset manufacturer 24% 24% 28% 27% 28% 27% 27% 42% 40% 40% 38% 39% 40% 12% 12% 15% 16% 17% 19% 21% 18% 21% 21% 25% 25% 24% MAR 11 APR 11 MAY 11 JUN 11 JUL 11 AUG 11 SEP 11 OCT 11 NOV 11 DEC 11 JAN 12 FEB 12 MAR 12 Smartphones drive higher ARPU, but handset costs also rising Source: GFK Source: Carphone Warehouse 170 220 270 320 370 420 Apr-09 Aug-09 Dec-09 Apr-10 Aug-10 Dec-10 Apr-11 Aug-11 Dec-11 Average cost of postpay handsets (£)

ARPU trends across Europe Source: Credit Suisse (estimates) Western Europe ARPU (EUR) • CPW & MNOs have increasingly aligned economic interests • ARPU reduction affects postpay margins • However network terms enhance lifetime value • Short-term working capital impact of network mix - 5 10 15 20 25 2009 2010 2011 2012E Data ARPU Voice ARPU

CPW Europe ideally placed to service the complex postpay market • Postpay volume growth H2 FY12 • Anticipate further growth in year ahead • Attachment rates higher on smartphones including insurance, accessories, app-cessories • Strong product pipeline from variety of vendors with direct supply agreements Compensating factors Nokia Lumia 900 Samsung Galaxy S III HTC One X iPhone 4S

Opportunity to grow non-cellular to c.15% of revenue in medium-term Non-cellular opportunity Vtec 12x Telephoto Lens Zeo Sleep Monitor iBike Dash Mount Griffin Adidas miCoach Armband Apptoyz appWheel Crayola ColorStudio HD iMarker 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Q2 FY12 Q3 FY12 Q4 FY12 Non-cellular revenue growth • Non-cellular • Accessories • App-cessories • Tablets • Still only 5-6% of revenue Asus Padphone Samsung Galaxy tab New iPad Archos

Positioning the business for the future • Increased awareness of Geek Squad • Walk Out Working • Smart Deals, best value in the market • Net promoter scores at record levels • CPW resonating well with customers Building blocks for long-term success Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar NPS improvement - Apr’11 to Mar ‘12 Geek Squad agents

Wireless World Performance • Uplifts (Wireless World v standard store) • Postpay 15-20% • Substantial uptake of Geek services Roll-out • 392 stores at end March (2011: 106) • UK: full roll-out over next 2-3 years • Rest of Europe: prioritisation of scale / market share A market leading retail proposition

European overview UNITED KINGDOM Population: 63m Stores: 794 Market share: v SWEDEN Population: 9m Stores: 109 Market share: GERMANY Population: 82m Stores: 203 Market share: SPAIN Population: 47m Stores: 537 Market share: FRANCE Population: 65m Stores: 340 Market share: IRELAND Population: 5m Stores: 83 Market share: NETHERLANDS Population: 17m Stores: 187 Market share: PORTUGAL Population: 11m Stores: 140 Market share: 1-5% 5-10% > 10%

Reshaping the business after ‘Big Box’ exit Back to basics • Change in organisational structure • Focus on core proposition • ‘Right sizing’ of our organisation • Cost management focus Moving back to the fast lane • Lead the market in all product categories • Doing ‘less’ to achieve more Cost savings coupled with greater efficiency, focus and accountability

CPW Europe: in summary 2011-12 • Challenging external factors but maintained profitability • Closed ‘Big Box’ business and ended ongoing distraction • Realised value for Best Buy Mobile Now • Refocus and reorganise CPW business • Maximise prepay market opportunity • Postpay positioning and product offering very strong • Customer experience at record levels Building the Connected World business of the future

Virgin Mobile France Geoffroy Roux de Bezieux, Chairman of Virgin Mobile France

50.000 20.000 10.000 0 40.000 30.000 Estimated ‘number portability’ since Free Mobile launch Jan ‘12 Feb ‘12 Mar ‘12 • Free Mobile launch 10 Jan 2012 • Competitive offers: • €19.99 (€15.99 quad-play) Unlimited Voice/SMS with 3 GB data • €2 (€0 quad-play) 60 min/60 SMS • Free Mobile reached 2.6m subscribers by Q1 2012: • 70% through portability • c.50% through quad-play discount • Free Mobile estimated ARPU €14.95 (including inbound revenue) Free Mobile Market entry Free Mobile: significant impact on French market Portability dropped by 90% between end of February and April

January February March April May Quad-play Low cost MNO Virgin Mobile France • Virgin Mobile France acted the day of the launch and adapted catalogues within a week • Low Cost MNOs changed their prices by 30-40% on their existing customer base • MNOs marginally adapted their pricing for both Mobile and quad-play • Virgin Mobile France developed new offers on the Hybrid and prepaid markets • SFR aligned its Low Cost Offer prices (not the content) with Free Mobile • Orange reduced its Mobile offers by 20% • Movements on the Fixed market (flash deals by SFR…) Virgin Mobile France took the lead in adapting its offers

Subscriber base now c.70% higher value postpay Virgin Mobile France benefited from a defensive customer base built over time Development of contract base Shift in postpay base Jun 10 Dec 11 Sept 11 Sept 10 Dec 10 Mar 11 Jun 11 Mar 12 65% 63% 69% 64% 63% 68% 66% 61% Dec 2011 Mid-Apr 2012 75% 80% • Virgin Mobile France is increasing the number of customers in contract to further strengthen the base • % Virgin Mobile France’s postpay customer base in contract

Virgin Mobile is a resilient brand in a competitive market Only network to see postpay growth so soon after Iliad launch • Free Mobile launch in Jan 2012 • Net loss of 24,000 postpay customers, but growth resumed in March • Net loss of 58,000 prepay customers, but 75% inactive • Ended the year with flat customer base • Customer base continues to grow to date May Apr Mar Feb Jan Gross adds Churn Commercial performance Customer base highlights -26,000 -15,000 +17,000 +22,000 +16,000 Postpay base net adds (Jan – May 2012)

ARPU reduction across market but new revenue sources stabilise VMF levels 28.02.6 25.4 2.327.7 41.0 Competitive pressure -37% Total ARPU Incoming ARPU Virgin Mobile Mar 2012 Virgin Mobile Dec 2011 MNO ARPU Excl. Free • Virgin Mobile outbound ARPU is down nearly 10% between December 2011 and March 2012 as a result of competitive pressure • This decrease is compensated by inbound revenues secured with the Full MVNO deal Highlights Postpaid ARPU Evolution 2.6 28.0

Virgin Mobile will support its mobile margin with the Full MVNO Margin evolution Full MVNO impact 100 100 Target Full MVNO development +20 Revenue pressure -20 Previous Margin • The Full MVNO will be a strong support to overall margin: • Capacity to easily move subscribers from one network to another • Access to new pricing structures with lower variable costs • Better management of traffic with direct access to core network infrastructure 100 100

Aim to have 50% of the base on Full MVNO by March 2013 • change HNO dynamically to benefit from the best deals and cost / QOS REAL TIME PROVIDER CHANGE • hold customer details and develop SIM based services (NFC, ...) OWN SIM CARD • choose providers to offer best service CONTROL TRAFFIC • facilitate services such as premium-rate services (SMS+, ...) OTHER SERVICES The Full MVNO also brings significant business opportunities

Quad-play is the current major development in the market Dec 2011 (000’s) Mar 2012 (000’s) Quad-play net growth (000’s) Mobile contract net growth (000’s) Orange 1,200 1,700 +500 -387 SFR 1,2002) 1,400 +200 -274 Bouygues 9001) 1,1001) +200 -210 Free - 1,3003) +1,300 +2,600 Total 3,300 5,500 +2,200 +1,729 French market dynamics Highlights • The quad-play market is seen as a growth opportunity in the market • Operators managed to develop their customer base when their mobile contract customer bases were declining rapidly • Virgin Mobile France estimates currently 30% of mobile gross adds are part of a quad-play deal Source: Operator publications, Virgin Mobile France estimates

29 INTERNET TV MOBILE FIXED LINE ‘H@PPY4’ - competitive offer + Virgin box Internet - Fixed line - TV Extaz 120 minutes + unlimited texts = • Up to 25 MB/s • 300 channels • 170 Premium channels • Interactive services (media centre …) • Virgin Mobile France offers • Free calls to fixed • Free calls to 100 international destinations • Free Mobile calls after 3 min Virgin Box by Virgin Mobile is a complete offer at a competitive price

Quad-play is an opportunity for Virgin Mobile France to retain customers Low Risk • Virgin Box offer benefits from proven technology, both in the modem and the set top box, as a white label product from SFR • Variable cost model • Customers generate limited CAPEX as Virgin Mobile France doesn’t do any unbundling Potential upside • Increased customer lifetime with lower churn than mobile (30% during the first trimester on the residential contract market) • Grow ARPU and margins with positive customer lifetime value

Financials for 2011-12 and financial guidance for 2012-13 Nigel Langstaff, Chief Financial Officer

Best Buy Europe

CPW Europe Headline earnings 2011-12 • Earnings maintained year- on-year despite market and consumer challenges • First material effect of new network commercials CPW Europe earnings £'m 2011-12 2010-11 YoY Revenue 3,313 3,505 -5% Gross margin 947 996 GM% 28.6% 28.4% 20bp Opex (728) (777) EBITDA 220 219 0% D&A (85) (85) EBIT 135 135 0% EBIT% 4.1% 3.8% Interest (16) (15) Tax (22) (25) Profit after tax 97 95 2%

Best Buy Europe discontinued businesses • Best Buy Mobile profit share ceased at September 2011 • Best Buy UK operating losses to closure in line with expectations Discontinued businesses £'m 2011-12 2010-11 YoY Best Buy Mobile EBIT 45 98 Tax (12) (27) PAT 33 71 Best Buy UK EBIT (73) (62) Tax 20 18 PAT (53) (44)

Best Buy Europe 2011-12 exceptionals • Best Buy UK closure costs in line with expectations • Crystallisation of value on incentive plans as a result of Best Buy Mobile disposal £'m Total Cash Non-cash Best Buy UK Property exit 58 58 - Asset write-downs 46 - 46 Other 43 43 - 147 101 46 Tax (26) (26) - 121 75 46 Best Buy Mobile Incentives 27 26 1 Other 1 1 - 28 27 1 Tax 6 6 - 34 33 1

Best Buy Europe 2011-12 cash flow • OFCF affected by temporary increase in working capital • Working capital inflow for 2012-13 > £100m, capex £70-80m • Significant cash absorbed by Best Buy UK closure Best Buy Europe cash flow £'m 2011-12 2010-11 YoY EBITDA 220 219 Working capital (171) (35) Capex (88) (69) OFCF (39) 115 Best Buy Mobile 45 98 Best Buy UK (125) (78) Tax (42) (60) Net cash flow (161) 74 Closing (debt) fun s (29) 132

CPW Europe 2012-13 guidance £15m £20m£10m £15m £5m£135m £140m 20 11 -1 2 EB IT Pr ep ay H1 AR PU / GM Eu ro pe Te rm s W W / Co sts 20 12 -1 3 m id- po int EB IT EBIT guidance range £130m-£150m • Range around the mid-point dependent on prepay smartphones and conditions in Europe • Outlook also affected by more general +/- effect of macro economic conditions in Eurozone

CARPHONE WAREHOUSE
GROUP PLC

CPW Europe 2012-13 guidance

	H1	H2
Drivers of profit phasing	▼ Prepay subsidies ▼ ARPU / GM ▲ Network terms ▲ Wireless World	▲ Cost reduction ▲ Wireless World ▲ Prepay smartphones?
Connections YoY	Down high teens	Flat to up 10%
LFL	Down mid single digit	Up single digit
EBIT YoY	Down c.£10m	Up £5m to £25m

Virgin Mobile France

Virgin Mobile France 2011-12 Headline earnings • Strong revenue growth, reflecting postpay gains and termination revenues • EBIT growth despite investment in postpay • Prior year benefited from one-off tax credit Virgin Mobile France earnings £'m 2011-12 2010-11 YoY Revenue 390 328 19% EBITDA 26 24 6% D&A (4) (4) EBIT 22 21 4% EBIT% 5.5% 6.3% Interest (3) (3) Tax (7) (1) Profit after tax 12 17

Virgin Mobile France 2011-12 cash flow • Another year of good cash generation, despite incremental investment in Full MVNO Virgin Mobile France cash flow £'m 2011-12 2010-11 YoY EBITDA 26 24 Working capital 9 3 Capex (13) (7) OFCF 22 20 10% Other 1 5 Net cash flow 23 25 Closing debt (40) (64)

CARPHONE WAREHOUSE
GROUP PLC

Virgin Mobile France 2012-13 guidance

Virgin Mobile France			2012-13
Revenue	Up 5-10%	▲	Postpay growth Termination revenues
Net adds			
Postpay	50,000 to 100,000	▲	Sales momentum
Overall	Flat	~	Prioritising quality
EBIT	Broadly flat in €'m for core business	▼ ▼ ▲	Investment in postpay growth Competitive environment Full MVNO migration
OFCF	Additional capex	▼	Full MVNO
Quad-play	€6-8m EBIT investment €4-5m capex	~ ~	Investment contingent on good CLV Separate reporting in case of accelerated investment

Group

Group Headline 2011-12 EPS • Group earnings boosted by resolution of historical issues Group EPS £'m 2011-12 2010-11 YoY Revenue 6 6 Opex (5) (9) Best Buy Europe 48 47 Virgin Mobile France 6 8 Net interest and tax 2 2 Profit after tax 58 55 5% EPS Basic 12.6p 12.1p 4% Diluted 12.1p 11.6p 4%

Group 2011-12 statutory results • Gain on Best Buy Mobile disposal of £813m • Minimal tax leakage on the transaction Statutory earnings £'m 2011-12 2010-11 YoY Headline earnings 58 55 Group exceptionals - Best Buy Mobile proceeds 813 - - associated costs (20) - Best Buy Europe - discontinued businesses (10) 13 - exceptionals (77) - VMF amortisation (1) (2) Statutory earnings 763 66

Group 2011-12 cash flow and distributions • £33m deferred distribution paid in April, partly offset by cash inflows from Best Buy Europe since the year-end • Regular full year dividend maintained at 5p Group funds £'m 2011-12 2010-11 YoY Net funds b/f 120 100 Best Buy Mobile disposal 813 - VMF loan repayments 10 15 Own shares (28) - Distributions (811) - Other (2) 5 Net funds c/f 103 120 VMF loans rec ivable 24 36 Net funds inc. loans 127 156

Group 2012-13 guidance summary Group 2012-13 CPW Europe EBIT £130m-150m Interest / tax net flat Improved cash generation Virgin Mobile France Core PAT broadly flat Quad-play EPS impact <0.5p Central P&L Similar YoY EPS 11.5p - 13.0p

Global Connect Roger Taylor, Chief Executive Officer

Global Connect: Joint Venture with Best Buy Driving our Connected World strategy into new markets Partnerships with major retailers in target markets • Capital-light • Expertise, vendor relationships and best retail practice • Effective operational implementation Global Connect Lite • Emerging market proposition (risk profile) • Platform, systems & process leverage Effective partnering offers significant scale opportunity

Global Connect: China Mobile market overview • 1.3bn with 50% urban population • Three main network operators, all state owned • Forecasts for 2013 • 1.1bn mobile users • contract 23% / prepay 77% • c.350m handsets • c.150m connections World’s largest mobile market Source: GfK, Strategy Analytics

CARPHONE WAREHOUSE
GROUP PLC

Best Buy Mobile China: stakeholder proposition

CUSTOMER

- Improved choice of latest mobile phones
- Competitive prices
- Expert and professional advice – own people
- First to market with assisted sale

CARRIER

- ARPU growth through customer quality
- Improved customer experience
- Drive 3G penetration through upgrade

MANUFACTURER

- Effective range management
- Focus on smartphone devices
- Customer education on device use
- Increased focus on global brands in a controlled environment


Fivestar五星电器

Differentiated offering

Best Buy Mobile China FY12 FY13 FY14 FY15 FY16 204 c.250 400 - 500 Fivestar stores - China Store-within-a-store • Best Buy owned Fivestar stores • 400 – 500 stores by FY16 • Best Buy Mobile branded SWAS • Launch date - 27 Jun 2012 • Website launch - Aug 2012 • 14 stores open by Aug 2012 • 20% profit share for CPW Group plc Long-term vision of c.5% market share

Q&A